Contingent assets and liabilities	12 Months Ended
Dec. 31, 2022
Contingent assets and liabilities
Contingent assets and liabilities

27 Contingent assets and liabilities

Contingent Assets

Contingent assets comprise of possible VAT refunds for the financial years between 2016 and 2019. Prior to 2022, Centogene GmbH used a VAT exemption for certain diagnostic test services. During the fourth quarter of 2022, the Company changed the VAT settlement for the financial years between 2020 and 2022 and sent a VAT declaration correction to the tax administration in November 2022. Consequently, the Company received VAT refund in the amount of EUR 970k and recognized this amount as other operating income (refer to Note 8.1) for the year ended December 31, 2022. For the financial years between 2016 and 2019, management assessed that a reimbursement amount of approximately EUR 2,012k is favorable for the Group as the VAT settlement for the financial years between 2020 and 2022 has been approved by the same authorities. However, the amount has not been recognized in the financial statements since the reimbursement is subject to approval of the tax administration which is not within the control of the Group.

Contingent Liabilities

In May 2016, the Company was informed in writing by the Universitair Medisch Centrum Utrecht ("UMCU") that a claim had been initiated against UMCU regarding a prenatal diagnostic test that the Company conducted at their request which failed to identify a specific mutation present in a patient. On October 1, 2018, the UMCU and Neon Underwriting Limited formally filed a legal claim in the local court in Rostock, Germany against the Company alleging that the Company’s negligence in performing the test resulted in the misdiagnosis of the patient. UMCU is seeking recovery for compensatory damages as a result of the alleged misdiagnosis. By court order of November 8, 2018, the Regional Court of Rostock set the amount in dispute at EUR 880k.

On November 12, 2018, the Company submitted a notice to the Regional Court of Rostock of the intention to defend against the claim. On January 3, 2019, the Company filed a motion to dismiss in which the Company denied the merits of the claim. UMCU and Neon Underwriting Limited responded to this motion on March 15, 2019 with a statement of reply, and the parties made several court filings setting out their arguments since. By order dated June 3, 2019, the Regional Court of Rostock provided a first set of questions to be answered by an expert witness.

As of December 31, 2020, the amount in dispute was EUR 1.3 million. The matter was assigned to a new judge, due to the illness of the prior judge, and the decision to appoint the recommended expert witness is still pending. Since then, several potential experts were approached by the court but eventually declined to prepare an expert witness report due to the possibility of bias.

The Company intends to continue to rigorously defend its position and considers that it is not probable the legal claim towards the Company will be successful and as a result has not recognized a provision for this claim as of December 31, 2022. In addition, in case a settlement would be required, the Company believes that the corresponding liability will be fully covered by the respective existing insurance policies.